SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              -------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               ------------------


                Date of Report (Date of earliest event reported):
                                November 12, 2010

                        China Crescent Enterprises, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                        0-14306                  84-0928627
          ------                        -------                  ----------
(State of Incorporation or     (Commission File Number)       (I.R.S. Employer
      Organization)                                          Identification No.)

     14860 Montfort Drive, Suite 210
              Dallas, Texas                                             75254
              -------------                                             -----
 (Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (214) 722-3040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14z-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 12, 2010, the Company filed an Amendment to its Articles of Incorporation in the State of Nevada to increase its authorized common stock from 1 Billion (1,000,000,000) shares to 3 Billion (3,000,0000) shares of common stock.



                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits


          (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.                                      Description

          3.1(i) Amendment to the Articles of Incorporation, dated November 12, 2010*


* Filed herewith

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 15, 2010
                                              CHINA CRESCENT ENTERPRISES, INC.

                                              By:  /s/ Philip J. Rauch
                                                   -----------------------------
                                                   Philip J. Rauch
                                                   Chief Financial Officer














                                       3